The Royce Fund
Supplement to the Prospectus dated May 1, 2012
Royce Micro-Cap Fund
Royce Low-Priced Stock Fund

Effective September 28, 2012, Royce Micro-Cap Fund and Royce Low-Priced Stock Fund will be open to all shareholders. Previously, these Funds had been open only to existing shareholders and existing relationships.

September 27, 2012

RLPRMC-SUP-0912